SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

                                                                        Pursuant to Section 13 or 15(d) of the

                                                                          Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):  March 13, 2003

                                                                         McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                Number)

  organization)

                                                                                   1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. issued a press release on March 13, 2003 announcing a successful flow test at South Marsh Island Block 223 “JB Mountain” (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  March 14, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

   99.1     Press Release dated March 13, 2003  “McMoRan Exploration Co. Announces Successful Flow Test at South Marsh Island 223 “JB Mountain”.